                                                                 EXHIBIT 10.1.1

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our reports with respect to the financial statements indicated below in the Registration Statement (Form SB-1) of Meadows Preservation, Inc. for the registration of 2,354 shares of its common stock.


                 Financial Statements                      Date of Auditors' Report
                 --------------------                      ------------------------
Financial Statements of Meadows Preservation, Inc.      May 5, 1998, except for Note 3, as
for the years ended December 31, 1997 and 1996              to which the date is
                                                            January 28, 1999

Statement of Revenues and Certain Expenses of The           November 13, 1998
Meadows for the nine months ended September 30, 1998

Balance Sheet of MHC-QRS Blue Ribbon Communities,           September 25, 1998
Inc. as of June 30, 1998

Balance Sheet of Blue Ribbon Communities Limited            September 25, 1998
Partnership as of June 30, 1998

                                                       /s/ ERNST & YOUNG LLP

Chicago, Illinois
January 28, 1999